SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            --------

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (date of earliest event reported)

                        JANUARY 14, 1994

                       Halliburton Company
     (Exact name of registrant as specified in its charter)

State or other           Commission          IRS Employer
jurisdiction             File Number         Identification
of incorporation                             Number

Delaware                   1-3492            No. 73-0271280

                       3600 Lincoln Plaza
                     500 North Akard Street
                    Dallas, Texas 75201-3391
            (Address of principal executive offices)

                 Registrant's telephone  number,
               including area code - 214/978-2600







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              INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On January 14, 1994, the registrant announced completion of the sale of its geophysical business to Western Atlas
International, Inc. and an increase in its 1993 geophysical and related pretax charge.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated January 14, 1994.



















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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALLIBURTON COMPANY




Date:  January 24, 1994            By:  (Robert M. Kennedy)
                                        -------------------
                                         Robert M. Kennedy
                                         Vice President - Legal






























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                          EXHIBIT INDEX



Exhibit                                      Sequentially
Number              Description              Numbered Page

  20                Press Release of
                    January 14, 1994              5-7 of 7
                    Incorporated by Reference

































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